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                                                               EXHIBIT 10(A)(4)


                 The 1992 Nonqualified Stock Option Plan of the Registrant, filed as Exhibit 4-2 to Registrant's Registration Statement on Form S-8 (File No. 33-47770), effective May 8, 1992, is incorporated herein by reference.


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